As filed with the Securities and Exchange Commission on October 12, 2001
                                             Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        --------------------------------

                                  NOVELL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                       87-0393339
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                   Identification Number)

                             1800 South Novell Place
                                 Provo, UT 84606
                        (Address, including zip code, of
                    Registrant's principal executive offices)

           NOVELL, INC. 1989 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                            (Full Title of the Plan)

                           Joseph A. LaSala, Jr., Esq.
                         Senior Vice President, General
                              Counsel and Secretary
                                  NOVELL, INC.
                               8 Cambridge Center
                               Cambridge, MA 02142
                                 (617) 374-9800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                 ----------------------------------------------
                                   COPIES TO:
                              John L. Donahue, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                             1117 California Avenue
                           Palo Alto, California 94304
                                 (650)-493-9300

------------------------------------------------------------------------------------------------------------------------------------
                                                    CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- ----------------- ----------------------- ----------------------- -------------
    Title of Securities to be Registered               Amount          Proposed Maximum        Proposed Maximum        Amount of
                                                        to be         Offering Price Per      Aggregate Offering    Registration Fee
                                                     Registered             Share                   Price
------------------------------------------------- ----------------- ----------------------- ----------------------- ----------------
------------------------------------------------- ----------------- ----------------------- ----------------------- ----------------
                                                  6,000,000 shares        $3.66 (1)            $ 21,960,000 (1)          $5,490

  Common Stock (par value $0.10 per share)
------------------------------------------------- ----------------- ----------------------- ----------------------- ----------------

 (1) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to Rule 457(h)(1), based on the average of the high and low prices reported in the Nasdaq National Market System on October 9, 2001.

                              INFORMATION REQUIRED
                  PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8



General Instruction E Information.
---------------------------------

        This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of the registrant on Form S-8 relating to the same employee benefit plan is effective. Registrant's Registration Statement filed with the Securities and Exchange Commission on August 24, 1998 (File No. 333-62087) is hereby incorporated by reference.



                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.              Incorporation of Documents by Reference.

         There are hereby incorporated by reference into this Registration Statement, and into the prospectus relating to this Registration Statement, the following documents and information heretofore filed with the Securities and Exchange Commission:

         1. The description of the registrant's Common Stock contained in the registrant's Registration Statement on Form 8-A dated April 3, 1985 (File No. 000-13351), and the description of the registrant's Preferred Shares Rights Plan and the Series A Junior Participating Preferred Shares issuable thereunder contained in the Registration Statement on Form 8-A dated December 12, 1988, filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such descriptions.

         2. The registrant's Annual Report on Form 10-K for the year ended October 31, 2000.

         3. The registrant's Quarterly Reports on Form 10-Q for the quarters ended January 31, 2001, April 30, 2001 and July 31,
2001.

         All documents filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment indicating that all securities offered have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.



Item 5.              Interests of Named Experts and Counsel.

         Counsel for the registrant, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, has rendered an opinion to the effect that the Common Stock offered hereby will, when issued in accordance with the Novell, Inc. 1989 Employee Stock Purchase Plan, as amended, be legally and validly issued, fully paid and nonassessable. Larry W. Sonsini, a member of such law firm, is a director of the registrant.



Item 8.              Exhibits.

        Number             Document

--------------------------------------------------------------------------------
         4.1 Novell, Inc. 1989 Employee Stock Purchase, as amended, together with forms of Subscription Agreement and Withdrawal Agreement thereunder.

         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to the legality of the securities being registered.

         23.1             Consent of Independent Auditors.

         23.3             Consent of Counsel (contained in Exhibit 5.1).

         24.1             Power of Attorney (see page 4).

Item 9.              Undertakings.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 hereof, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on October 12, 2001.





                                       NOVELL, INC.

                                       By:

                                       /s/ Jack L. Messman
                                       -----------------------------------------
                                       Jack L. Messman
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald Foster and Joseph A. LaSala, Jr., jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signature                                    Title                                       Date

/s/ Eric E. Schmidt                      Chairman of the Board                        October 12, 2001
---------------------------------------
Eric E. Schmidt

/s/ Jack L. Messman                      President, Chief Executive Officer and       October 12, 2001
---------------------------------------  Director (Principal Executive Officer)
Jack L. Messman

/s/ Ronald Foster                        Chief Financial Officer (Principal           October 12, 2001
---------------------------------------  Financial Officer and Principal Accounting
Ronald Foster                            Officer)

/s/ Elaine R. Bond                       Director                                     October 12, 2001
---------------------------------------
Elaine R. Bond

/s/ Reed E. Hundt                        Director                                     October 12, 2001
---------------------------------------
Reed E. Hundt

                                         Director                                     October 12, 2001
---------------------------------------
John W. Poduska, Sr.

/s/ Richard L. Nolan                     Director                                     October 12, 2001
---------------------------------------
Richard L. Nolan

/s/ James D. Robinson, III               Director                                     October 12, 2001
---------------------------------------
James D. Robinson, III

/s/ Larry W. Sonsini                     Director                                     October 12, 2001
---------------------------------------
Larry W. Sonsini

---------------------------------------  Director                                     October 12, 2001
/s/ Carl Yankowski
Carl Yankowski

                                INDEX TO EXHIBITS


     Exhibit Number       Description

          4.1 Novell, Inc. 1989 Employee Stock Purchase Plan, as amended, together with forms of Subscription agreement and Withdrawal Agreement thereunder.

          5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to the legality of the securities being registered.

          23.1            Consent of Independent Auditors.

          23.3            Consent of Counsel (contained in Exhibit 5.1).

          24.1            Power of Attorney (see page 4).

Exhibit 5.1

                                October 12, 2001

Novell, Inc.
1800 South Novell Place
Provo, Utah  84606

         Re:      Registration Statement on Form S-8

Ladies and Gentlemen:

         We have examined the Registration Statement on Form S-8 to be filed by you with the Securities and Exchange Commission (the "Registration Statement") in connection with the registration under the Securities Act of 1933, as amended, (the "Securities Act"), of 6,000,000 additional shares of your Common Stock reserved for issuance under the Novell, Inc. 1989 Employee Stock Purchase Plan, as amended (the "ESPP"). As your legal counsel, we have examined the proceedings taken and are familiar with the proceedings proposed to be taken by you in connection with the sale and issuance of such Common Stock under the ESPP.

         It is our opinion that, when issued and sold in the manner referred to in the ESPP and pursuant to the agreements which accompany the ESPP, the Common Stock issued and sold thereby will be legally and validly issued, fully paid and non-assessable.

         We consent to the use of this opinion as an exhibit to the Registration Statement and further consent to the use of our name wherever appearing in the Registration Statement and any subsequent amendment thereto.

                                            Very truly yours,

                                            WILSON SONSINI GOODRICH & ROSATI
                                            Professional Corporation

                                            /s/ Wilson Sonsini Goodrich & Rosati
                                            Professional Corporation

Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Novell, Inc. 1989 Employee Stock Purchase Plan, as amended, of our report dated November 17, 2000 with respect to the consolidated financial statements of Novell, Inc. included in its Annual Report (Form 10-K) for the year ended October 31, 2000 as filed with the Securities and Exchange Commission.




/s/ Ernst & Young, LLP

San Jose, California
October 9, 2001